Intercreditor Deed

Each party listed in Schedule 1

(Senior Creditors)

Zingo (Aust) Pty Ltd ACN 114 185 269

(Noteholder)

Digital Turbine Australia Pty Ltd ACN 163 117 253

(Digital)

Mandalay Digital Group Inc

(Mandalay)

Level 12 77 King Street Sydney NSW 2000 Australia Reference ADB:CER:1355962 Andrew Bristow © Copyright Herbert Geer Lawyers

Herbert Geer

Intercreditor Deed 11 April 2013

TABLE OF CONTENTS (continued)

Clause		Page

9.7	Governing law and jurisdiction	11
9.8	Service of process	11
9.9	Counterparts	11

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Details

Date of this Deed	2013

Senior Creditors	Name	Each party listed in Schedule 1
	Contact details	(see Schedule 1)

Noteholder	Name	Zingo (Aust) Pty Ltd CAN 114 185 269

Digital	Name	Digital Turbine Australia Pty Ltd ACN 163 117 253

Mandalay	Name	Mandalay Digital Group Inc

Recitals	A. The Senior Creditors are, or will be, the holder of the Senior Securities.
B. The Noteholder is, or will be, the holder of the Digital Security and the beneficiary of the Mandalay Guarantee.
C. The Creditors have agreed to: (1) regulate the priorities between them with respect to the Securities; and (2) subordinate the Mandalay Debt, on the terms and conditions of this Deed.

Operative terms

1.	definitions AND INTERPRETATION

1.1	Definitions

In this Deed, unless the context otherwise requires:

Corporations Act means the Corporations Act 2001 (Cth);

Controller has the meaning given in the Corporations Act.

Costs includes all charges and expenses incurred by a Creditor, including costs, charges and expenses in connection with advisers (in the case of legal advisers, on a full indemnity basis or solicitor and client basis, whichever is higher) and those incurred in:

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Intercreditor Deed (final) 11 April 2013

(a)	the contemplated or actual enforcement or preservation of rights; and

(b)	the appointment of and exercise of powers by a Controller,

under this Deed or a Security Document.

Creditor means the Senior Creditors and the Noteholder or either of them.

Digital Debt means all money in the nature of principal, interest and Costs that Digital is or may become liable at any time (presently, prospectively or contingently, whether alone or not and in any capacity) to pay to or for the account of the Noteholder (whether alone or not and in any capacity) under or in relation to the Digital Security Documents.

Digital Security means the equitable mortgage and Security Interest granted by Digital in favour of the Noteholder to secure the obligations of Digital under the Digital Security Documents.

Digital Security Documents means any of:

(a)	this Deed;

(b)	the Note Deed;

(c)	the Security Deed.

External Administrator means an administrator, Controller, trustee, provisional liquidator, liquidator or any other person (however described) holding or appointed to an analogous office or acting in an analogous capacity.

GST has the same meaning as in the A New Tax System (Goods and Services Tax) Act 1999 (Cth);

Guarantee means a guarantee, indemnity, letter of credit, legally binding letter of comfort or other obligation of any kind:

(a)	to provide funds for the payment or discharge of;

(b)	to indemnify any person against the consequences of default in the payment of; or

(c)	to be responsible for,

an obligation or monetary liability of another person or the assumption of any responsibility or obligation in respect of the solvency or financial condition of another person.

Mandalay Debt means all money in the nature of principal, interest and Costs that Mandalay is or may become liable at any time (presently, prospectively or contingently, whether alone or not and in any capacity) to pay to or for the account of the Noteholder (whether alone or not and in any capacity) under the Mandalay Guarantee.

Mandalay Guarantee means the unsecured guarantee given by Mandalay in favour of the Noteholder under clause 4 of the Note Deed.

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Note Deed means the Convertible Note Deed between Digital, Mandalay and the Noteholder entered into simultaneously with this Deed.

Power means, in respect of a Creditor, any right, power, discretion or remedy of that Creditor under any Security Document or the Mandalay Guarantee.

PPSA means the Personal Property Securities Act 2009 (Cth).

Receiver means any person or persons appointed as a receiver or receiver and manager pursuant to a Security.

Related Entity has the meaning given in the Corporations Act.

Secured Property means the right, title and interest secured in favour of both Creditors under their respective Security.

Security means any or both of:

(a)	the Senior Security; and

(b)	the Digital Security.

Security Deed means the Security Deed between Digital and the Noteholder entered into simultaneously with this Deed.

Security Document means:

(a)	in respect of the Senior Security, each Senior Security Document; and

(b)	in respect of the Digital Security, each Digital Security Document.

Security Interest means any security interest under the PPSA or any other security for the payment of money or performance of obligations, including a mortgage, charge, lien, pledge or Guarantee.

Senior Default means an event of default (however described) under a Senior Security Document.

Senior Digital Debt means all money and amounts (in any currency) that Digital is or may become liable at any time (presently, prospectively or contingently, whether alone or not and in any capacity) to pay to or for the account of a Senior Creditor (whether alone or not and in any capacity) under or in relation to the Senior Security Documents. It includes money and amounts in the nature of principal, interest, Costs, Taxes, Guarantee obligations or damages.

Senior Mandalay Debt means all money and amounts (in any currency) that Mandalay or any Subsidiary as co-obligor under a Senior Security Document is or may become liable at any time (presently, prospectively or contingently, whether alone or not and in any capacity, including any contingent liability owed by Mandalay in connection with liability of any of its Subsidiaries) to pay to or for the account of a Senior Creditor (whether alone or not and in any capacity) under or in relation to the Senior Security Documents. It includes money and amounts in the nature of principal, interest, Costs, Taxes, Guarantee obligations or damages.

Senior Security means any Security Interest granted by Digital in favour of any Senior Creditor under the Senior Security Documents.

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Senior Security Document means each or any of the following:

(a)	this Deed;

(b)	the documents listed in Schedule 1; and

(c)	any other agreement or document relating to the terms of the Senior Mandalay Debt or Senior Digital Debt from time to time.

Subordination means the subordination of the Mandalay Debt effected under this Deed.

Subordination Period means the period:

(a)	commencing on a Senior Default; and

(b)	ending on the earlier of:

(i)	the payment in full of the Senior Mandalay Debt and the Senior Creditors are satisfied that no Senior Mandalay Debt will come into existence; and

(ii)	the waiver or rectification of the Senior Default.

Subsidiary has the meaning given in the Corporations Act and also:

(a)	an entity is a Subsidiary of another entity if it is controlled by that other entity for the purposes of section 50AA of the Corporations Act;

(b)	a trust may be a Subsidiary (and a unit or other beneficial interest in the trust is to be treated as a share accordingly); and

(c)	an entity is to be treated as a Subsidiary of a trust as if that trust were a corporation.

Taxes means taxes (including GST), levies, imposts, charges and duties (including stamp and transaction duties) imposed by any authority together with any related interest, penalties, fines and expenses in connection with them, except if imposed on our overall net income.

1.2	Interpretation

Unless the context requires otherwise, a reference to:

(a)	a document or agreement includes any variation or replacement of it;

(b)	law means common law, principles of equity, and laws made by parliament (and laws made by parliament include State, Territory and Commonwealth laws and regulations and other instruments under them and consolidations, amendments, re-enactments or replacements of any of them);

(c)	including or such as, when introducing an example, does not limit the meaning of the words to which the example relates to that example or to examples of a similar kind;

(d)	payable, in relation to an amount, means an amount which is currently payable or will or may be payable in the future;

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(e)	person includes an individual, a firm, a body corporate, an unincorporated association and an authority;

(f)	the singular includes the plural and vice versa;

(g)	any thing (including any debt) includes the whole and each part of it (provided that nothing in this clause 1.2(g) implies that performance of part of an obligation constitutes performance of the obligation);

(h)	dollars or $ is to Australian currency unless the reference is to an amount payable under the Senior Security Documents in which case it is to US dollars (unless otherwise specified); and

(i)	a party to any document includes that person's successors and permitted substitutes and assigns;

(j)	an agreement includes any legally enforceable arrangement, understanding, undertaking or representation whether or not in writing;

(k)	a document or agreement includes that document or agreement as novated, altered, supplemented or replaced from time to time;

(l)	clauses, schedules and annexures are to those in this Deed, and a reference to this Deed includes any schedule and annexure;

(m)	a person, corporation, trust, partnership, unincorporated body or other entity includes any of them;

(n)	time is to time in Sydney, Australia;

(p)	legislation or other law or a provision of them includes regulations and other instruments under them, and any consolidation, amendment, re-enactment or replacement.

1.3	Creditors’ obligations

The obligations of the Creditors under this Deed are several and:

(a)	failure of a Creditor to carry out its obligations does not relieve any other Creditor of its obligations;

(b)	no Creditor is responsible for the obligations of any other Creditor.

1.4	Precedence

The parties acknowledge and agree that this Deed takes precedence over each other Security Document in relation to its subject matter such that, if there is any inconsistency between this Deed and any other Security Document, this Deed will prevail to the extent of the inconsistency.

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2.	DIGITAL SECURITY

2.1	Priority

The parties acknowledge and agree that:

(a)	the Digital Security is a first ranking Security Interest; and

(b)	any subsequent Security Interest granted over any property secured by the Digital Security shall be a second ranking Security Interest.

2.2	Digital’s obligations

Until the Digital Debt is fully paid, Digital must not without the Noteholder’s prior written consent:

(a)	grant or attempt or purport to grant a Security Interest over any right, title or interest subject to the Digital Security, which is senior to or ranks equally with the Digital Security; or

(b)	transfer or sell the right, title or interest which is subject to the Digital Security.

2.3	Application

All proceeds of enforcement in respect of Secured Property will be applied in the following order:

(a)	first, in payment of unpaid costs, fees and expenses incurred under or in connection with enforcement of any Security;

(b)	second, in payment to the Noteholder for application towards the repayment of the Digital Debt;

(c)	third, in payment to Senior Creditors for application towards the repayment of the Senior Digital Debt; and

(d)	fourth, to Digital.

3.	SUBORDINATION OF MANDALAY DEBT

3.1	Mandalay Debt subordinated

During the Subordination Period, the Mandalay Debt and all related rights, claims and payments are subordinated and postponed to, and rank in priority after, the Senior Mandalay Debt and all related rights, claims and payments, on the terms of this Deed and irrespective of:

(a)	the actual priority or validity of a Security Interest granted to secure the Senior Mandalay Debt;

(b)	whether any party has granted a Security Interest to secure any part of the Senior Mandalay Debt.

3.2	Continuing subordination

The Subordination:

(a)	applies to the present and future balances of the Senior Mandalay Debt and the Mandalay Debt;

(b)	is irrevocable;

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(c)	is a continuing subordination until the Subordination Period ends;

(d)	is not discharged by any payment, settlement of account, insolvency or anything else.

4.	obligations during and after subordination period

4.1	Payments

During the Subordination Period:

(a)	the Mandalay Debt must not be paid;

(b)	the Noteholder may not receive, and Mandalay must not pay, any of the Mandalay Debt to, or at the direction of, the Noteholder or any person acting or purporting to act on behalf of the Noteholder,

without the prior written consent of all Senior Creditors.

4.2	Liquidation payments

If, during the Subordination Period, the Noteholder receives or recovers (including by way of set off) any amounts in the liquidation of Mandalay in respect of the Mandalay Debt or in breach of the Noteholder’s obligations under this Deed:

(a)	the Noteholder must immediately pay to the Senior Creditors an amount equal to the lesser of:

(i)	those amounts; and

(ii)	the aggregate of the Senior Mandalay Debt at that time; and

(b)	until the Noteholder pays the amounts referred to in clause 3.2(a) to the Senior Creditors, the Noteholder must hold those amounts on trust for the Senior Creditors (and if necessary in a separate account created for that purpose). The perpetuity period for the trust created under this clause 3.2(b) is:

(i)	80 years from the date of this Deed; or

(ii)	the Subordination Period,

whichever is shorter.

5.	DEALINGS BETWEEN CREDITORS

5.1	Dealing with Digital Security

The Noteholder must not transfer, assign or otherwise deal with the Digital Security except for the purpose of enforcement of the Digital Security in accordance with this Deed.

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5.2	Exercise of Powers and enforcement

(a)	Notwithstanding any other provision of this Deed, the parties are not required to notify, or obtain the consent of, any other party before exercising a Power in relation to any Security Document, including the Mandalay Guarantee.

The parties agree that the Subordination does not affect the actual right of the Noteholder to commence enforcement action or to demand payment of the Mandalay Debt.

5.3	Sale of property secured by Digital Security

On the sale of any or all of the property secured by the Digital Security, the Senior Creditor must provide to the Noteholder duly executed releases of any Senior Security (in respect of the Secured Property the subject of the sale) in registrable form.

5.4	Roles

The parties must not do anything which:

(a)	may in any way prejudice the other parties rights under this Deed; or

(b)	may adversely affect the enforcement of the provisions of this Deed; or

(c)	which is likely to be inconsistent with any provision of this Deed.

5.5	Maximum amount recoverable

For the avoidance of doubt, the parties agree that the maximum amount that the Noteholder can recover under the Digital Security Documents is the “Outstanding Amount” (as that term is defined in the Note Deed) and any Costs and expenses incurred by or on behalf of the Noteholder under or in connection with the enforcement or attempted enforcement of the Digital Security Documents.

6.	Changes to rights

6.1	Reinstatement of rights

(a)	If a payment or other transaction relating to this Deed is void, voidable, unenforceable or defective for any reason or a related claim is upheld, conceded or settled (each an Avoidance) then even though any party knew or should have known of the Avoidance:

(i)	the respective liabilities and Powers of the parties under this Deed will be what they would have been, and will continue, as if the payment or transaction had not occurred; and

(ii)	each party will immediately execute and do anything reasonably required by the Senior Creditors or the Noteholder to restore each of them to the position they were in immediately before the Avoidance (including reinstating this Deed).

(b)	This clause survives any termination or full or partial discharge or release of any Security Document.

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6.2	Creditors’ rights protected

(a)	Rights given to any Creditor under this Deed are not affected by any act or omission by any other Creditor or by anything else that might otherwise affect them under law or otherwise, including:

(i)	any variation to or replacement of the terms by which the Senior Mandalay Debt or the Senior Digital Debt is expressed to be owing;

(ii)	any release of or grant of concession provided to Digital or Mandalay

(iii)	any release or loss of the benefit of any Security;

(iv)	the unenforceability of any obligations of Digital or Mandalay;

(v)	any failure of any person who was intended to effectively provide a Security Interest to secure the Senior Mandalay Debt or the Senior Digital Debt;

(vi)	the insolvency of any person including Digital, Mandalay or the Noteholder.

(b)	The Senior Creditors may act in their interests in relation to any matter concerning the Senior Digital Debt or the Senior Mandalay Debt without regard to the interest of the Noteholder and without incurring any liability to the Noteholder.

(c)	This Deed does not merge with or adversely affect, and is not adversely affected by, any of the following:

(i)	any other deed, Guarantee, Security Interest, or right or remedy to which the Senior Creditors are entitled; or

(ii)	a judgment or order which the Senior Creditors obtain in connection with the Senior Digital Debt or the Senior Mandalay Debt.

6.3	Further actions

Each party must do anything (such as obtaining consents, signing and producing documents, giving information, producing receipts and getting documents completed and signed) reasonably necessary:

(a)	to ensure any Security Interest created under this Deed is enforceable, perfected (including, if possible, by control) and otherwise effective;

(b)	to enable registration of any Security Interest created under this Deed with the priority it requires;

(c)	to enable the Senior Creditors or the Noteholder to exercise their respective rights in connection with this Deed.

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7.	PAYMENTS

7.1	Manner of payment

All payments by any party under this Deed must be made in immediately available funds and in full without set-off or counterclaim except as provided by this Deed, unless prohibited by law.

8.	COSTS

8.1	Costs

Each party must bear its own costs in connection with the negotiation, preparation, execution, delivery and completion of this Deed and the other Security Documents.

8.2	Stamp duty

Digital must pay any stamp duty payable on any Security Document or any transaction contemplated by a Security Document.

8.3	Enforcement Costs

Digital must pay or reimburse the reasonable Costs incurred by the Noteholder in connection with the Noteholder:

(a)	exercising, enforcing or protecting a Power, or attempting to do so; and

(b)	obtaining or procuring performance or satisfaction of Digital’s or Mandalay's obligations under this Deed.

9.	GENERAL PROVISIONS

9.1	Consideration

Each party acknowledges entering into this Deed for valuable consideration received from the other parties.

9.2	Powers

(a)	Full or partial exercise of a Power does not prevent a further exercise of that or any other Power.

(b)	No failure or delay in exercising a Power operates as a waiver.

(c)	Unless expressly provided in this Deed, no Power nor any Security Document merges in, limits, adversely affects or is adversely affected by any other Power, Security Document or judgment which a party (or anyone claiming through it) may have or obtain.

9.3	Consent and waivers

A consent or waiver by the Noteholder in relation to this Deed is effective only if in writing. If given subject to conditions, the consent or waiver only takes effect subject to compliance with those conditions.

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9.4	Notices or demands as evidence

A notice or certificate from or demand by a Creditor stating that a default has occurred, or that a specified sum of money is owing or payable under a Security Document or stating any other fact or determination relevant to the rights or obligations of the Creditor, under this Deed is taken to be correct unless proved incorrect.

9.5	Law and legislation

To the extent permitted by law:

(a)	this Deed prevails to the extent of inconsistency with any law; and

(b)	any present or future legislation operating to reduce a party's obligations under this Deed or the effectiveness of the Powers is excluded.

9.5	Severability

A provision of this Deed that is illegal or unenforceable in a jurisdiction is ineffective in that jurisdiction to the extent of the illegality or unenforceability. This does not affect the validity or enforceability of that provision in any other jurisdiction, nor the remainder of this Deed in any jurisdiction.

9.6	Variation

A variation of this Deed must be in writing and signed by or on behalf of each party to it.

9.7	Governing law and jurisdiction

This Deed is governed by the laws of New South Wales, Australia except to the extent that any act, matter or thing (including rights or obligations of a party) relates to or is derived from provisions in the Senior Security Documents in which case the laws of California, USA, will apply. Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of those places (and any courts of appeal) and waives any right to object to an action being brought in those courts, including on the basis of an inconvenient forum or those courts not having jurisdiction.

9.8	Service of process

Without preventing any other mode of service, any document in an action or process may be served on any party by being delivered to or left for that party at its address for service of notices under this Deed.

9.9	Counterparts

This Deed may be executed in any number of counterparts. Each counterpart constitutes an original of this document, all of which together constitute one instrument. A party who has executed a counterpart of this Deed may exchange it with another party by faxing, or by emailing a pdf (portable document format) copy of, the executed counterpart to that other party and, if requested by that other party, will promptly deliver the original by hand or post. Failure to make that delivery will not affect the validity of this Deed.

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Signing page

EXECUTED as a Deed.

SIGNED SEALED AND DELIVERED by Trinad Capital Master Fund, Ltd] by the authorised persons whose signatures appear below in the presence of:

Signature of witness	Signature of director/secretary
(Please delete as applicable)

Name and capacity (print)	Name (print)

SIGNED SEALED AND DELIVERED by Guber Family Trust by the authorised persons whose signatures appear below in the presence of:

Signature of witness	Signature of director/secretary
(Please delete as applicable)

Name and capacity (print)	Name (print)

SIGNED SEALED AND DELIVERED by TAJA LLC by the authorised persons whose signatures appear below in the presence of:

Signature of witness	Signature of director/secretary
(Please delete as applicable)

Name and capacity (print)	Name (print)

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SIGNED SEALED AND DELIVERED by Mandalay Digital Group Inc by the authorised persons whose signatures appear below in the presence of:

Signature of witness	Signature of director/secretary
(Please delete as applicable)

Name and capacity (print)	Name (print)

SIGNED SEALED AND DELIVERED by Digital Turbine Australia Pty Ltd ACN 163 117 253 in accordance with s127 of the Corporations Act:

Signature of director	Signature of director/secretary
(Please delete as applicable)

Name (print)	Name (print)

SIGNED SEALED AND DELIVERED by Zingo (Aust) Pty Ltd ACN 114 185 269 in accordance with s127 of the Corporations Act:

Signature of director	Signature of director/secretary
(Please delete as applicable)

Name (print)	Name (print)

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